UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 30, 2012
(Date of earliest event reported)	November 27, 2012

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 27, 2012, ONEOK Partners, L.P. (ONEOK Partners) announced it has elected not to proceed with plans to construct the Bakken Crude Express Pipeline. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On November 28, 2012, we announced our participation in the Jefferies Global Energy Conference on November 29, 2012, in Houston, Texas. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

On November 29, 2012, we announced we will participate in the 8th Annual BMO Capital Markets Utilities and Pipelines Day in New York City on Tuesday, December 4, 2012. A copy of the news release is attached as Exhibit 99.3 and is incorporated herein by reference.

On November 29, 2012, ONEOK Partners announced it will participate in the 11th Annual Wells Fargo Pipeline, MLP and Energy Symposium in New York City on December 4-5, 2012. A copy of the news release is attached as Exhibit 99.4 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated November 27, 2012 - Bakken Project
99.2 News release issued by ONEOK, Inc. dated November 28, 2012 - Jefferies Global Energy Conference
99.3 News Release issued by ONEOK, Inc. dated November 29, 2012 - 8th Annual BMO Capital Markets Utilities and Pipelines Day
99.4 News Release issued by ONEOK Partners, L.P. dated November 29, 2012 - 11th Annual Wells Fargo Pipeline, MLP and Energy Symposium

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	November 30, 2012	By:	/s/ Robert F. Martinovich
Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

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